CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Optimum Q Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Optimum Q Funds for the period ended January 31, 2005, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Optimum Q Funds for the stated period.

/s/R. Schorr Berman             /s/John Duane
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R. Schorr Berman                John Duane
President, Optimum Q Funds      Treasurer, Optimum Q Funds

Dated:   April 11, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Optimum Q Funds for purposes of the Securities Exchange Act of 1934.